Exhibit 99.3

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of February 9, 2006, is by and among ING Clarion Real Estate Securities L.P. (“ING Clarion”), on behalf of the client accounts of ING Clarion, as set forth on Schedule A (each a “PURCHASER” and collectively the "PURCHASERS"), and Tanger Factory Outlet Centers, Inc. (the “SELLER”).

WHEREAS, the PURCHASERS, desire to purchase from SELLER, and SELLER desires to issue and sell to PURCHASERS, in the aggregate 120,000 shares of 7.5% Class C Preferred Shares of SELLER, par value $25.00 per share (the “Shares”), with the number of Shares acquired by each PURCHASER set forth on Schedule A.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Purchase and Sale. Subject to the terms and conditions hereof, the PURCHASERS hereby agree to purchase from SELLER, and SELLER agrees to issue and sell to PURCHASERS, the Class C Preferred Shares at a price per share of $24.51 for an aggregate purchase amount of $2,941,200 (the “Purchase Price”).

2.  Representations and Warranties of PURCHASER. Each PURCHASER represents and warrants that:

(a)  Due Authorization. The PURCHASER is duly authorized to purchase the Class C Preferred Shares. This Agreement has been duly authorized, executed and delivered by the PURCHASER and constitutes a legal, valid and binding agreement of the PURCHASER, enforceable against the PURCHASER in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(b)  Additional Representations. The PURCHASER has made additional representations set forth in Schedule B hereto.

(c) Prospectus and Prospectus Supplement. The PURCHASER has received a copy of SELLER’s Prospectus dated September 7, 2005, and Prospectus Supplement dated February 9, 2006 (collectively, the “Prospectus”).

3.  Representations and Warranties of SELLER. SELLER represents and warrants that:

(a)  Due Authorization. This Agreement has been duly authorized, executed and delivered by SELLER and constitutes a legal, valid and binding agreement of SELLER, enforceable against SELLER in accordance with its terms except as may be limited by

(i)  the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors; or

(ii)  the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(b)  Organization and Authority. SELLER has been duly organized and is validly existing in good standing under the laws of North Carolina, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

(c)  Issuance of the Class C Preferred Shares. The Class C Preferred Shares have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable and will be listed, subject to notice of issuance, on the New York Stock Exchange effective as of the Closing (as defined in Paragraph 6 of this Agreement).

(d)  Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the SELLER.

4.  Representations and Warranties of ING Clarion. ING Clarion hereby represents and warrants that:

(a)  It is an investment adviser duly registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

(b)  It has been duly authorized to act as investment adviser on behalf of each PURCHASER.

(c)  It has the power and authority to enter into and execute this Agreement on behalf of each PURCHASER.

(d)  This Agreement has been duly executed and delivered by ING Clarion and constitutes a legal, valid and binding agreement of ING Clarion, enforceable against ING Clarion in accordance with its terms except as may be limited by

(i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors; or

(ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefor may be brought.

(e) The PURCHASERS are not acquiring the Class C Preferred Shares with a view to any distribution thereof that would violate the Securities Act or any other applicable securities laws.

5. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at the Closing (as defined below) of the following conditions:
(a) each of the representations and warranties of the parties hereto shall be true and correct in all respects;

(b)  ING Clarion shall have received the favorable opinion of counsel to the Seller as to valid authorization and issuance of the Class C Preferred Shares.

6.  Closing. The transactions contemplated hereby shall be consummated on February 16, 2006 (such time and date of payment and delivery being herein called the “Closing”). At the Closing, settlement shall occur through Weeden & Co. LP, or an affiliate thereof (the “Broker”), on a delivery versus payment basis through the DTC ID System, with the PURCHASERS, in the aggregate, and the SELLER, to each pay half of the Broker settlement costs.

7.  Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

8.  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

9.  Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be execute and delivered as of the date first above written.

TANGER FACTORY OUTLET CENTERS, INC.

By:  ________________________
Name:
Title:

ING CLARION REAL ESTATE SECURITIES, L.P., on behalf of itself and each PURCHASER set forth on Schedule A

By:  ________________________
Name:
Title:

SCHEDULE B

I, the undersigned, certify that I am a duly appointed officer of ING Clarion Real Estate, LP (“the “Investment Advisor”) and on behalf of the Investment Advisor do further represent, warrant and agree that:

1.
The Investment Advisor desires permission to acquire Class C preferred shares (liquidation preference $25 per share) ( the “Class C Preferred Shares”) of Tanger Factory Outlet Centers, Inc. (the “Company”) in excess of the Preferred Share Ownership Limit (as defined in the Company’s Articles of Incorporation). The Preferred Share Ownership Limit provides, in relevant part, that no Person shall Beneficially or Constructively Own Class C Preferred Shares in excess of 9.8% (by value or number of shares, whichever is more restrictive) of the outstanding shares of Class C Preferred Shares of the Company. The Investment Advisor will hold the Class C Preferred Shares as nominee for the benefit of Sumitomo Mitsui Banking Corporation, a Japanese Corporation (the “Shareholder”). The Shareholder (and not the Investment Advisor) will have all of the economic benefits and burdens of ownership of the Class C Preferred Shares, including the right to receive dividends and sales proceeds.

2.
The Shareholder is not an organization described in section 401(a), 501(c)(17) or 509(a) of the Internal Revenue Code of 1986, as amended (or a corresponding provision of prior income tax law) and the assets of the Shareholders are not permanently set aside or to be used exclusively for the purposes described in section 642(c) of the Internal Revenue Code of 1986, as amended (or a corresponding provision of a prior income tax law).

3.
The interests of the Shareholder are, and will be at all times, except as contemplated by paragraph 4 below, widely held, i.e., no owner of the Shareholder, owns actually or Beneficially, more than 9.9% in value of the interests of the Shareholder.

4.
If, at any time, the Shareholder expects that it will cease to be widely held (as defined in paragraph 3 above), the Shareholder will dispose (or direct the Investment Manager to dispose) of its Class C Preferred Shares that are in excess of the Preferred Share Ownership Limit prior to the time the Shareholder ceases to be widely held.

5.
In connection with the Investment Advisor’s delivery of these representations, warranties and agreements to the Company, the Board of Directors of the Company is expected to grant the Investment Advisor, on behalf of the Shareholder, for so long as the representations contained herein are true, permission to own Class C Preferred Shares in excess of the Preferred Share Ownership Limit, until such time as the Shareholder ceases to own Class C Preferred Shares in excess of the Preferred Share Ownership Limit. The Investment Advisor and the Shareholder acknowledge and agree that such right to own Class C Preferred Shares in excess of such limit is only being granted to the Investment Manager with respect to the Shareholder, and not to or for the benefit of any other parties, and is not assignable to any other person or entity (including persons that hold an interest in the Shareholder).

6.
Neither the Shareholder, nor the Investment Advisor on behalf of the Shareholder, will dispose of any Class C Preferred Shares in violation of the restrictions and transfers set forth in the Company’s Articles of Incorporation. The Shareholder’s (or the Investment Advisor’s, on behalf of the Shareholder,) disposition of any Class C Preferred Shares will be effected through the facilities of the New York Stock Exchange and the Shareholder’s Class C Preferred Shares will not be sold to any Person who, prior to, or upon completion of, will be or become the direct or indirect Beneficial or Constructive Owner of 9.8% or more (by value or number of shares, whichever is more restrictive) of the outstanding shares of Class C Preferred Shares.

7.	The Shareholder will not at any time own, actually or Constructively, more than 9.8% in value of the Capital Stock (as defined in the Company’s Article of Incorporation).
8.
The Shareholder and Investment Advisor acknowledge their understanding that the Preferred Shares are subject to certain restrictions set forth in the Company’s Articles of Incorporation, including without limitation the restriction that no Person shall Beneficially Own or Constructively Own Class C Preferred Shares which, taking into account any other Capital Stock of the Company Beneficially or Constructively Owned by such Person, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through one or more subsidiaries) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code) (the “Overall Ownership Limit”). The Shareholder and the Investment Advisor further acknowledge their understanding that the Board of Directors is not planning to grant the Shareholder permission to own Class C Preferred Shares in excess of the Overall Ownership Limit or a waiver of any restriction contained in the Company’s Articles of Incorporation, other than the waiver that is referred to in paragraph 5 above, and if any such restrictions are violated or if any of the above representations, warranties, or agreements are violated or cease to be true, a portion of its Class C Preferred Shares may be automatically transferred to a trust (as provided in the Company’s Articles of Incorporation) and that, if so transferred, the Shareholder’s ownership rights in such shares will be terminated.

9.	The Investment Advisor and the Shareholder agree to provide the Company, at the Company’s request at any time, a bring-down representation letter setting forth the representations contained herein.

10.
For purposes of the above representations, Beneficial Ownership of stock is determined by applying attribution rules set forth in section 544 of the Code, as modified by Code Section 856(h)(1)(B). The term Beneficially shall have the correlative meaning. A summary of these rules is attached as Schedule 1.

11.
For purposes of the above representations, Constructive Ownership of stock is determined by applying attribution rules set forth in section 318 of the Code, as modified by Code Section 856(d)(5). The term Constructively shall have the correlative meaning. A summary of these rules is attached as Schedule 2.

12.
The Investment Manager has the authority to make representations and warranties contained herein on behalf of the Shareholder and has independently verified the facts contained in such representations and warranties with an appropriate office of the Shareholder.

13.	The undersigned has the authority to make the representations and warranties contained herein on behalf of the Investment Manager.

IN WITNESS WHEREOF, I have hereunto subscribed by name as of this day of , 2006.

Signature:
Name: Heather Trudel
Title: Chief Compliance Officer

SCHEDULE 1

The term “Beneficially Owns” means ownership determined through the application of the constructive ownership rules of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. Generally, these rules provide the following:

a.	Stock owned, directly or constructively, by or for a corporation, partnership, estate, or trust is treated as owned proportionately by its shareholders, partners, or beneficiaries.

b.	An individual is treated as owning the stock owned, directly or constructively, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants.

c.
If any person has an option to acquire stock (or an option to acquire such an option, or any one of a series of such options), such stock is treated as owned by such person; if stock could be treated as owned by an individual under the above described option rule, or under the rule set forth in paragraph b. above, such stock shall be treated as owned under the option rule described in this paragraph c.

d.
Stock constructively owned by a person by reason of the rules set forth in paragraphs a. and c. above shall, for purposes of applying the rules set forth in paragraph a. or b., be treated as actually owned by such person, but stock constructively owned by an individual by reason of the rules set forth in paragraph b. shall not be treated as owned by him for purposes of again applying such rules in order to make another the constructive owner of such stock.

e.	Outstanding securities convertible into stock, whether or not convertible during the taxable year, shall be considered as outstanding stock.

SCHEDULE 2

The term “Constructively Owns” means ownership determined through the application of the constructive ownership rules of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. Generally, these rules provide the following:

a.	An individual is treated as owning the stock owned, directly or indirectly, by or for his spouse and his children, grandchildren and parents.

b.	Stock owned, directly, or indirectly, by or for a partnership or estate is treated as owned proportionately by its partners or beneficiaries.

c.
Stock owned, directly or indirectly, by or for a trust shall be considered as owned by its beneficiaries in proportion to the actuarial interest of such beneficiaries in such trust and stock owned, directly or indirectly, by or for a trust of which a person is considered the owner under the rules contained in subpart E of part I of subchapter J of the Code shall be considered as owned by such person.

d.	Stock owned, directly or constructively, by or for a corporation is treated as owned proportionately by its 10% (by value) shareholders.

e.	Stock owned, directly or indirectly, by or for a partner or a beneficiary of a partnership, trust or estate is considered as owned by the partnership, trust or estate.

f.	Stock owned, directly or indirectly, by or for a 10% (by value) shareholder of a corporation is considered as owned by the corporation

g.
If any person has an option to acquire stock (or an option to acquire such an option, or any one of a series of such options), such stock is treated as owned by such person; if stock could be treated as owned by an individual under the above described option rule, or under the rule set forth in paragraph a. above, such stock shall be treated as owned under the option rule described in this paragraph.

h.
Stock constructively owned by a person by reason of the rules set forth in paragraphs a., b., c., d., e., f., and g. above shall, for purposes of applying the rules set forth in such paragraphs be treated as actually owned by such person, but stock constructively owned by an individual by reason of the rules set forth in paragraph a. shall not be treated as owned by him for purposes of again applying such rule set forth in paragraph a. in order to make another the constructive owner of such stock and stock constructively owned by a partnership, estate, trust or corporation by reason of application of paragraph e. or f. shall not be considered as owned by it for purposes of applying paragraph b., c., or d. in order to make another the constructive owner of such stock.